UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 20, 2017

HUBBELL INCORPORATED
(Exact name of registrant as specified in its charter)

CONNECTICUT	1-2958	06-0397030
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Waterview Drive Shelton, Connecticut		06484
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (475) 882-4000
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01     Regulation FD Disclosure.

On October 20, 2017, Hubbell Incorporated (the “Company”) announced that the Board of Directors of the Company approved an increase in the common stock dividend rate from $0.70 to $0.77 per share per quarter. The increased quarterly dividend payment will commence with the December 15, 2017 dividend payment made to shareholders of record on November 30, 2017.

A copy of the press release issued by the Company concerning, among other things, the common stock dividend rate increase is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by this reference.

The information furnished pursuant to this Item 7.01, including reference to the common stock dividend rate increase in Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 8.01    Other Events.

On October 20, 2017, the Board of Directors of the Company approved a new stock repurchase program (the “Stock Repurchase Program”) that authorizes the repurchase of up to $400 million of the Company’s common stock (excluding any fees, commissions or other expenses related to such repurchases). Subject to numerous factors, including market conditions and alternative uses of cash, the Company may conduct discretionary repurchases through open market purchases, privately negotiated transactions, or other transactions, which may include repurchases under plans complying with Rules 10b5-1 and 10b-18 under the Securities Exchange Act of 1934, as amended. Unless extended, the foregoing authorization will expire on October 20, 2020. The Stock Repurchase Program replaces the previous common stock repurchase program that expired in October 2017.
A copy of the press release issued by the Company announcing, among other things, the Stock Repurchase Program is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by this reference.

ITEM 9.01    Financial Statements and Exhibits.

EXHIBIT NO.	DOCUMENT DESCRIPTION
99.1	Press Release, dated October 20, 2017.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUBBELL INCORPORATED

By:	/s/ An-Ping Hsieh
	Name:	An-Ping Hsieh
	Title:	Senior Vice President, General Counsel and Secretary
Date: October 20, 2017

EXHIBIT INDEX

EXHIBIT NO.	DOCUMENT DESCRIPTION
99.1	Press Release, dated October 20, 2017.